UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2016

Heron Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33221	94-2875566
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Saginaw Drive Redwood City CA		94063
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (650) 366-2626

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On August 1, 2016, Heron Therapeutics, Inc. (the “Company”) issued a press release announcing positive top-line results from the Company’s Phase 2 studies of HTX-011 for management of post-operative pain, as described in the press release furnished herewith as Exhibit 99.1.

A copy of presentation materials describing the results of the Company’s Phase 2 studies of HTX-011, all or a part of which may be used by the Company in investor or scientific presentations from time to time, is furnished as Exhibit 99.2 hereto. The attached materials have also been posted on the Company’s website at www.herontx.com. The Company does not undertake any obligation to update this presentation.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 1, 2016

99.2	Corporate Presentation, dated August 1, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heron Therapeutics, Inc.

Date: August 1, 2016	/s/ Brian Drazba
Brian Drazba
Vice President, Finance and Chief Financial Officer

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